Docusign Envelope ID: 77171D2E-4579-8AB6-819C-5DE8F5A3FA6F

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment to Executive Employment Agreement (this "Amendment") is made and entered into as of May 21, 2026 (the "Amendment Date"), by and between Matthew Feierstein ("Executive") and EverCommerce Solutions Inc. ("ESI", together with EverCommerce Inc. ("ECI") and any subsidiaries or affiliates as may employ Executive from time to time, and any successor(s) thereto, the "Company").

WITNESETH:

WHEREAS, the Company and Executive are currently party to that certain Executive Employment Agreement, entered into on June 18, 2021 and effective as of the date of closing of the initial public offering of ECI (the "Employment Agreement"); and

WHEREAS, the Company and Executive desire to amend the Employment Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, the Company and Executive hereby agree as follows, effective as of the Amendment Date:

1. The first sentence of Section 2.1 of the Employment Agreement is deleted in its entirety and replaced with the following:

> "Effective May 20, 2026, during the Employment Term, the Company shall pay Executive a salary of $475,000 per annum, less applicable taxes and withholdings ("Base Salary"), payable in accordance with the normal payroll practices and schedule of the Company."

2. Affirmation. This Amendment is to be read and construed with the Employment Agreement as constituting one and the same agreement. Except as specifically modified by this Amendment, all remaining provisions, terms and conditions of the Employment Agreement shall remain in full force and effect.

3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[signature page follows]

Docusign Envelope ID: 77171D2E-4579-8AB6-819C-5DE8F5A3FA6F

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date and year first above written.

EXECUTIVE

Signed by:
Matthew Feierstein
F458558E4C86479...
Matthew Feierstein

COMPANY

EVERCOMMERCE INC.

Signed by:
By: Eric Remer
98FFC483D4384FF...
Name: Eric Remer
Title: Chief Executive Officer

EVERCOMMERCE SOLUTIONS INC.

Signed by:
By: Eric Remer
98FFC483D4384FF...
Name: Eric Remer
Title: Chief Executive Officer

Signature Page to the Amendment